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                                                                Exhibit 10.13
                                                                to Form 10KSB



THIS WARRANT IS NONTRANSFERABLE.

No. WC-003                Warrant to Purchase 100,000 Shares of Common  Stock
                          (subject to adjustment)

                      WARRANT TO PURCHASE COMMON STOCK
                                     OF
                              SYNTHETECH, INC.


THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAW. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
                      ________________________________
This certifies that, for value received, Emanuel and Company, a corporation formed under the laws of the State of New York ("Holder"), is entitled, subject to the terms set forth below, to purchase from Synthetech, Inc., an Oregon corporation (the "Company"), One Hundred Thousand (100,000) shares of Common Stock of the Company, as constituted on the date hereof, upon surrender hereof, at the principal office of the Company referred to below, with the exercise form attached hereto duly executed and other required documents, and simultaneous payment therefor in lawful money of the United States, at the Exercise Price as set forth in Section 2 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below. The term "Warrant" as used herein shall include this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein.

This Warrant is issued in connection with the retention of the Holder as the corporation's investment banker.

1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole (and not in part), during the term commencing on the date hereof. The purchase right represented by this Warrant shall terminate on December 31, 1996, at 5 p.m., Portland, Oregon time.

2.    Exercise  Price.   The  Exercise Price at which  this  Warrant  may  be
exercised is $2.22 per share of Common Stock, as adjusted from time to time pursuant to Section 10 hereof.

3.   Exercise of Warrant.
(a) Procedure. The purchase rights represented by this Warrant are exercisable by the Holder in whole (and not in part), at any time, during the term hereof as described in Section 1 above, by the delivery at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) of (i) this Warrant, (ii) the exercise form annexed hereto duly completed and executed on behalf of the Holder,
(iii) the appropriate payment in cash or by check acceptable to the Company,
(iv) if requested by the Company, representations regarding the Holder's sophistication, investment intent, acquisition for its own account and such other matters requested, and (v) if requested by Company, an opinion of counsel satisfactory to the Company that registration is not required under the Federal or state securities laws.
(b) Certificate. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its delivery, as provided above, and the Holder shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within thirty
(30) days thereafter, the Company at its expense shall issue and deliver to the Holder a certificate or certificates for the number of shares issuable upon such exercise (the "Warrant Shares").
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(c)  Securities Act Legend.  The Company may place conspicuously upon each certificate representing the Warrant Shares a legend substantially in the following form, the terms of which are agreed to by the Holder:

               "THESE SECURITIES ARE NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE LAW. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THESE SECURITIES UNDER SUCH ACT OR LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

5. Loss of Warrant. Upon receipt by the Company of satisfactory evidence of the loss, theft, destruction or mutilation of this Warrant and either (in the case of loss, theft or destruction) reasonable indemnification and, if reasonably requested by the Company, a bond satisfactory to the Company, or (in the case of mutilation) the surrender of this Warrant for cancellation, the Company will execute and deliver to the Holder, without charge, a new Warrant of like denomination.

6. Limited Rights of Warrant Holder. The Holder shall not, solely by virtue of being the Holder of this Warrant, have any of the rights of a holder of Common Stock of the Company, either at law or equity, until such Warrant shall have been duly exercised pursuant to Section 3 and the Holder shall be deemed to be the holder of record of Warrant Shares as provided in this Warrant, at which time the Holder shall be deemed the holder of record of such shares for all purposes.

7. Validity and Reservation of Warrant Shares. The Company covenants that all Warrant Shares will, when issued, be validly issued, fully paid, nonassessable and free of preemptive rights. The Company agrees that, as long as this Warrant may be exercised, the Company will have authorized and reserved for issuance upon exercise of this Warrant a sufficient number of Warrant Shares to provide for exercise in full of this Warrant.

8.   Transfer Restriction.
(a) Warrant. Neither this Warrant or any interest therein may be assigned, sold, transferred, hypothecated or otherwise disposed of without the written consent of the Company.
(b) Warrant Shares. The Warrant Shares may not be assigned, sold, transferred, hypothecated or otherwise disposed of, except in compliance with the provisions of the legend set forth in Section 3(c) hereof.

9.     Sale/Merger,   etc.    In  case  of  any  merger,   consolidation   or
reorganization of the Company with or into one or more other corporations, which results in the holders of the Company's voting securities immediately prior to such event owning less than a majority interest of the voting securities of the surviving corporation immediately following such event, or in the case of any stock issuance or any other transaction or series of related transaction in which more than 50% of the voting power of the corporation is transferred, or in case of any sale, lease, transfer or conveyance to another corporation of all or substantially all of the assets of the Company, then in any such event, the Holder shall be given notice of such proposed action at approximately the same time and in substantially the same manner as the holders of the Company's Common Stock. If the proposed action is approved according to applicable law, the Holder shall be so notified in writing by the Company by registered or certified mail, or by overnight delivery service, and thereupon, this Warrant, to the extent not then exercised, shall automatically become null and void on or before 5:00 p.m., Portland, Oregon time, on the tenth day following the delivery of such notice (the "Notice").
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10.   Adjustments.   The Exercise Price and the number of shares  purchasable
hereunder are subject to adjustment from time to time as follows:
(a) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.
(b) Reclassification, etc. If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted.
(c) Number of Warrant Shares Adjusted. After any adjustment of the Exercise Price pursuant to Section 10(a) or 10(b), the number of Warrant Shares issuable at the new Exercise Price shall be adjusted to the number obtained by (i) multiplying the number of Warrant Shares issuable upon exercise of the Warrant immediately before such adjustment by the Exercise Price in effect immediately before such adjustment and (ii) dividing the product so obtained by the new Exercise Price.
(d) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 10, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustments.

11.  Registration Rights.
11.1 Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:
(a) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.
(b) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.
(c)  "Holder" shall mean Emanuel and Company.
(d) "Registrable Securities" shall mean (i) shares of Common Stock issuable upon exercise of this Warrant and (ii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) above, provided, however, that Registrable Securities shall not include any shares of Common Stock which have previously been registered or which have been sold to the public.
(e) The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.
(f) "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses and fees and disbursements of counsel for the Holder (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).
(g) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.
(h) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.
11.2 Company Registration
(a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders other than a registration relating solely to employee benefit plans, the Company will:
     (i)  promptly give to Holder written notice thereof; and
     (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 11.2(b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by Holder within twenty (20) days after the written notice from the Company described in clause (i) above is given. Such written request may specify all or a part of a Holder's Registrable Securities.
(b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise Holder as a part of the written notice given pursuant to Section 11.2(a)(i). In such event, the right of Holder to registration pursuant to this Section shall be conditioned upon Holder's participation in such underwriting and the inclusion of Holder's Registrable Securities in the underwriting to the extent provided herein. If Holder proposes to distribute the Registrable Securities through such underwriting, it shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.
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Notwithstanding any other provision of this Section 11.2, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section 11.7. If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.
If shares are so withdrawn from the registration or if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with Section 11.7 hereof.
11.3 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to
Section 11.2 hereof and reasonable fees of one counsel for the selling stockholders shall be borne by the Company. All Selling Expenses relating to the Registrable Securities so registered shall be borne by Holder pro rata on the basis of the number of shares of securities so registered on its behalf.
11.4 Indemnification.
(a) The Company will indemnify Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this
Section 11, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by Holder or such underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 11.4(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).
(b) Holder will, if Registrable Securities held by it are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other stockholder, and each of their officers, directors, and partners, and each person controlling such other stockholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and other stockholders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by the Holder and stated to be specifically for use therein provided, however, that the obligations of the Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld).
(c) Each party entitled to indemnification under this Section 11.4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified
Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this
Section 11.4, to the extent such failure is not prejudicial.  No Indemnifying
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Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.
(d) If the indemnification provided for in this Section 11.4 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.
(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.
11.5 Information by Holder. Holder shall furnish to the Company such information regarding Holder and the distribution of Registrable Securities proposed by Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in Section 11.
11.6 Transfer or Assignment of Registration Rights. The rights to cause the Company to register securities granted to Holder by the Company under
Section 11 may not be transferred or assigned by Holder.
11.7 Allocation of Registration Opportunities. In any circumstance in which all of the Registrable Securities and other shares of Common Stock of the Company (including shares of Common Stock issued or issuable upon conversion of shares of any currently unissued series of Preferred Stock of the Company) with registration rights (the "Other Shares") requested to be included in a registration on behalf of Holder or other selling stockholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be determined in the sole discretion of the Company.
11.8 Delay of Registration. Holder shall have no right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 11.

12.  Miscellaneous.
(a) Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OREGON AS SUCH LAWS ARE APPLIED TO AGREEMENTS BETWEEN OREGON RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN OREGON.
(b) Headings. The headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation thereof.
(c) Jurisdiction; Venue; Service. The parties each consent to the venue and jurisdiction of any state or federal court located in Multnomah County, Oregon. Each party agrees that service of process may be made upon it wherever it can be located or by certified mail directed to its address for notices under this Agreement. This provision is permissive, not mandatory, and each party reserves the right to bring any action, proceeding, or other matter arising directly or indirectly hereunder against the other party wherever they might be found or might otherwise be subject to jurisdiction. IN WITNESS WHEREOF, SYNTHETECH, INC. has caused this Warrant to be executed by its officer thereunto duly authorized.
Dated as of ____________________.

                          SYNTHETECH, INC.


                          By:_________________________________
                             Paul C. Ahrens, President
                             Synthetech, Inc.
                             1290 Industrial Way
                             Albany, OR  97321

ACKNOWLEDGED AND AGREED TO
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EMANUEL AND COMPANY

By:_____________________________
Title:__________________________


                          NOTICE OF EXERCISE
To: SYNTHETECH, INC.
(1) The undersigned hereby elects to purchase 100,000 shares of Common Stock of SYNTHETECH, INC., pursuant to the terms of the attached Warrant, and tenders herewith, such other documents required to be delivered under the terms of the Warrant and payment of the purchase price for such shares in full.
(2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon conversion thereof are being solely for the account of the undersigned and no as a nominee for any other party, and for unvestment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.
(3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned:

Date:____________________        EMANUEL AND COMPANY

                                 By:___________________
                                    (Name)
                                 Title:________________

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